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EXHIBIT 99.2

                        VASO ACTIVE PHARMACEUTICALS, INC.
                             AUDIT COMMITTEE CHARTER

I. PURPOSE

         The Vaso Active Pharmaceuticals, Inc. (the "Company") Audit Committee ("Committee") was established to assist the Board of Directors (the "Board") in carrying out its oversight compliance with laws responsibilities that relate to the Company`s accounting and financial reporting processes, audits of the Company's financial statements, internal controls, and regulations and ethics. This policy reaffirms that the Committee's duties are oversight in nature and that the primary responsibility for financial reporting, internal control, and compliance with laws, regulation, and ethics standards rests with the Company's executive management and that the Company's external auditors are responsible for auditing the Company's financial statements. The foregoing notwithstanding, the Committee, in its capacity as the audit committee of the Board, has direct responsibility for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee does not provide any expert or special assurances as to the Company's financial statements or any professional certification as to the external auditor's work.

         The Committee has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to establish procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters. The Committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The President, the Chief Financial Officer or the Corporate Secretary of the Company shall provide, or arrange to provide, such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of the Company, and/or others whose views would be considered helpful to the Committee.

         The Committee's prior approval is required for all auditing services and non-audit services. However, in the event the aggregate amount of non-audit services constitutes 5% or less of the total revenues paid by the Company to its external auditor during the fiscal year in which non-audit services are provided, if the Company did not recognize that these services were non-audit services at the time of the engagement and the Committee is promptly notified of this fact by the Company, if the Committee (or one or more members of the Committee who are also members of the board to whom approval authority has been delegated by the Committee) approves such non-audit services prior to their completion, the requirement for Committee pre-approval may be waived.

II. MEMBERSHIP

         The Committee members shall be appointed by, and serve at the discretion of, the Board. Committee members shall serve until their successors shall be duly elected and qualified and may be replaced by the Board at any time. The Committee's chairperson (the "Chairperson") shall be designated by the full Board or, if the Board does not do so, the Committee members shall elect a Chairperson by a vote of a majority of the full Committee. The Committee shall consist of at least three (3) or members of the Board. each of whom shall satisfy the independence requirements of the American Stock Exchange.

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         All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, the Committee will endeavor to have one member who will be deemed to be an "audit committee financial expert", as that term is defined by the U.S. Securities and Exchange Commission. The Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairman and other members of the Committee shall be appointed by the Board.

         Vacancies occurring in the Committee may be filled by appointment of the Chairman of the Board, after consultation with the Nominating and Corporate Governance Committee of the Board, but no member of the Committee shall be removed except by vote of a majority of directors present at any regular or special meeting of the Board.

         The Secretary of the Committee shall be appointed by the majority vote of the Committee. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

III. STRUCTURE AND MEETINGS

         The Chairperson of the Committee shall preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. An agenda for the meeting will be circulated by the Chairperson in advance of the meeting. The Committee will retain written minutes of its meetings, which shall be filed with the minute books of the Company along with minutes of Board meetings. The Committee shall meet four times per year on a quarterly basis, or more frequently, as circumstances require. The Committee may invite to its meetings management, internal auditors, the independent auditors, and such other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities. Management, the internal and external auditors should be invited to make presentations to the Committee as necessary. In addition, the Committee, or at least its Chairperson, should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with the Committee's duties and responsibilities set forth herein.


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         All meetings require the presence of a majority of the members of the
Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present. The Board shall have overall authority over all Committee actions.

IV. DUTIES AND RESPONSIBILITIES

         The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and that the following duties of the Committee are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. To fulfill its responsibilities and duties, the Committee shall:

WITH RESPECT TO THE INDEPENDENT AUDITORS:

         1. The Committee has the ultimate authority and responsibility to appoint, evaluate, set compensation, oversee (including resolution of disagreements between management and the independent auditors regarding financial reporting) and, where appropriate, replace the Company's independent auditors;

         2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of the Company's relationship with the independent auditor, including: (i) all auditing services to be provided by the independent auditors; (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iii) all fees and other terms of engagement for auditing and non-auditing services. The Committee shall also review and approve disclosures required to be included in the U.S. Securities and Exchange Commission periodic reports filed under Section 13(a) of the Exchange Act with respect to non-audit services;

         3. Review the performance of the Company's independent auditors on at least an annual basis;

         4. On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditor's continued independence and to make recommendations to the Board relating to the issues of independence. The Committee:
                  (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence;

         5. At least annually, obtain and review an annual report from the independent auditor describing (i) the independent auditor's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues;

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         6.       Confirm that the lead auditor partner, or the lead audit
                  partner responsible for reviewing the audit, of the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years;

         7. Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Exchange Act concerning (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors;
                  (iii) any other material communications with management; and
                  (iv) any information with respect to illegal acts in accordance with said Section 10A;

         8.       Review auditor engagement letter and estimated fees;

         9. Inquire if the independent auditors face any significant litigation or disciplinary action by the U.S. Securities and Exchange Commission;

         10. Consider the report of the independent auditor's last peer review conducted pursuant to a professional quality control program;

         11. Review, based upon the recommendation of the independent auditors and the Audit Department, the scope and plan of the work to be done by the independent auditors for each fiscal year;

         12. Review annually the results of internal audits and whether recommendations made in the audits have been implemented by management.

WITH RESPECT TO FINANCIAL STATEMENTS AND INFORMATION:

         13. Review and discuss with management the Company's audited annual financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application;

         14. Review and discuss with management the Company's interim quarterly financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application;

         15. Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues;

         16. Review the financial statements to be issued with management and with the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders prior to the release of the each quarterly financial report to shareholders;

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         17.      Make a recommendation to the Board regarding the inclusion of interim and annual financial statements in the Company's filings with the U.S. Securities and Exchange Commission based on its review of such financial statements with management and the independent auditors;

         18. Discuss with independent auditors the matters to be discussed by Statement on Accounting Standards No. 61, as amended, relating to the conduct of the audit;

         19. Ensure that management maintains reliability and integrity of accounting policies and financial reporting and that management establishes and maintains processes to assure adequate systems of internal control;

         20. Disclose in the Company's annual proxy or information statement, the existence of the Committee and the Committee charter and the extent to which the Committee has satisfied its responsibilities during the prior year in compliance with its charter;

         21. Disclose the Committee's approval of any non-audit services in the Company's public reports with the U.S. Securities and Exchange Commission;

         22. Review the management letter issued by the external auditors and management's response;

         23.      Review fees paid for audit and consulting services;

         24. Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report for filing with the U.S. Securities and Exchange Commission;

         25. Prepare the report required by the U.S. Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules;

         26. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

WITH RESPECT TO PERIODIC AND ANNUAL REVIEWS:

         27. Periodically review separately with each of management, the independent auditors and the Audit Department (i) any significant disagreement between management and the independent auditors or the Audit Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each;

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         28.      Periodically discuss with the independent auditor, without management being present, (i) their judgments about the quality, appropriateness and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements;

         29. Consider and approve, if appropriate, significant changes in the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the Audit Department. Review with the independent auditors, management and the Audit Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented;

         30. Review with management, the independent auditors, the Audit Department and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the U.S. Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction;

         31. Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

WITH RESPECT TO DISCUSSIONS WITH MANAGEMENT:

         32. Review and discuss with management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies;

         33. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses;

         34. Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company;

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         35.      Review and discuss with management (i) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its Code of Ethics for principal executive officers, directors and employees (the "Code");

         36. Review and discuss with management all disclosures made by the Company concerning any material changes in the financial conditions or operations of the Company;

         37. Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

WITH RESPECT TO THE INTERNAL AUDIT FUNCTION AND INTERNAL CONTROLS:

         38. Review, based upon the recommendation of the independent auditors and the head of the Audit Department, the scope and plan of the work to be done by the Audit Department;

         39. Review and approve the appointment and replacement of the head of the Audit Department, and review and discuss on an annual basis the performance and qualifications of the Audit Department (both senior internal auditing executive and staff) with management;

         40. In consultation with the independent auditors and the Audit Department, (a) review on an annual basis the adequacy of the Company's internal audit scope, audit plans, control structure and system, and relevant processes and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Audit Department;

         41. Review with management, the Audit Department and the independent auditors any significant risks or exposures the Company may face, and to assess the steps management has taken to minimize such risks to the Company. Particular emphasis shall be given to adequacy of controls to expose related-party transactions and any payments, transactions or procedures that might be deemed illegal or improper;

         42. Periodically review the processes and procedures for management's monitoring of any significant risks or exposures the Company may face. With the foregoing in mind, the Committee will review reports submitted by management and give guidance and direction, at least once per year, on how risk management is to be conducted;

         43. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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COMPLIANCE WITH LAWS, REGULATIONS AND ETHICS:

         44. Review reports and other information to gain reasonable assurance that the Company is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud;

         45. Review the Company `s policies relating to compliance with laws, regulations, ethics, conflict of interest; misconduct, or fraud and the resolution of such cases;

         46. Review the Company's policies and processes for compliance with U.S. and foreign country export controls, laws and regulations, including, but not limited to the Foreign Corrupt Practices Act and the USA Patriot Act;

         47. Review compliance reports received from regulators and consider legal and regulatory matters that may have a material impact on the financial statements;

         48. Review external auditor's reports that relate to the monitoring of compliance with the Company's policies on business ethics;

         49. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by internal or external auditors.

OTHER MATTERS:

         50.      Review and approve all related-party transactions;

         51. Review and approve (i) any change or waiver in the Company's Code, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

         52. Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account;

         53. Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue;

         54. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.


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V. PERFORMANCE EVALUATION

         The Committee shall annually review and reassess the adequacy of this Charter and the performance of the Committee, and recommend any proposed changes to the Board.

VI. REPORTING

         The Committee shall make regular reports to the Board with respect to the Committee's activities and determinations including, without limitation, the result of the Company's annual audit and minutes of the Committee's meetings. The report shall provide an overview of the Committee's activities, findings of importance, conclusions, recommendations, and items that require follow-up or action by the Board. Presentations may be made at more frequent intervals if deemed necessary by the Committee or as requested by the Board.

VII. AUTHORITY TO ENGAGE ADVISORS

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors as it determines necessary to carry out its duties and responsibilities.

VIII. COMPENSATION

         The compensation of members of the Committee may be determined from time to time by resolution of the Board. Members of the Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.



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